UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 18, 2005
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                                   SB Partners
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             (Exact name of registrant as specified in its charter)

 New York                        0-8952                13-6294787
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(State or other jurisdiction    (Commission           (IRS Employer
 of incorporation)               File Number)          Identification No.)

   1251 Avenue of the Americas, New York, NY                   100020
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-5000
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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition of Assets

              On October 5, 2005, the Registrant purchased 435 Park Court, a 265,516 square foot commercial property located in Lino Lakes, Minnesota, for $15,150,000. The seller, Scott Exchange, as qualified intermediary for Panattoni Investments, LLC, Phelan Properties, LLC, Mitchell Family Investments, LLC, DM Property Investments, LLC, Shelby Properties DE, LLC and Lino Lakes MN, LLC, has no affiliation with the Registrant. In connection with the purchase, the Registrant obtained a first mortgage note of $10,000,000. The mortgage note is secured by the property, bears interest at 5.80% per annum and matures in October, 2015.

Item 7. Financial Statements

              The financial statements required to be presented in connection with the acquisition of 435 Park Court will be included in a separate filing on or before December 19, 2005, as an amendment to this Form 8-K.







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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SB Partners
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                                  (Registrant)

                              By: SB PARTNERS REAL ESTATE CORPORATION
                                  GENERAL PARTNER


Date October 18, 2005             /s/ George N. Tietjen III
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                                  George N. Tietjen III
                                  Chief Financial Officer & Treasurer